Exhibit 32.1

BOL BANCSHARES, INC.

CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Annual Report on Form 10-KSB filed by BOL Bancshares, Inc. (the "Registrant") for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




							/s/ G. Harrison Scott
March 23, 2004                            G. Harrison Scott
Date					        	Chairman
                                         (in his capacity as a duly authorized
                                officer of the Registrant)